EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY
RESULTS OF ITS 2024 ANNUAL MEETING OF STOCKHOLDERS
‘ACTIVIST’ BLACKWELLS EFFORTS THWARTED

DALLAS – May 14, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) is pleased to report estimated preliminary results of its 2024 Annual Meeting of Stockholders and noted that Blackwells Capital LLC’s (“Blackwells”) attempted withhold proxy campaign had no meaningful impact on its outcome. Based on estimated preliminary results, only 7% of outstanding shares voted on the Blackwells proxy card.
At today’s Annual Meeting of Stockholders, based on the estimated preliminary results, Ashford Trust’s stockholders elected seven nominees to the Board of Directors for one-year terms including Amish Gupta, J. Robison Hays, III, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra, and Alan L. Tallis.
Additionally, based on the preliminary results and, due to ISS recommendations that the Company believes were unsupported by the facts, Monty J. Bennett and Kamal Jafarnia did not receive a majority of votes cast in favor of their election. Following the annual meeting, in accordance with the director resignation policy set forth in Section IX of the Company’s Corporate Governance Guidelines, each of Mr. Bennett and Mr. Jafarnia tendered their resignation as a director for consideration by the Nominating and Corporate Governance Committee of the Board of Directors of the Company and for the ultimate decision of the Board. The Nominating and Corporate Governance Committee recommended, after due consideration, that the Board should not accept Mr. Bennett’s and Mr. Jafarnia’s tendered resignations, and the

Board did not accept such resignations. As a result, Mr. Bennett and Mr. Jafarnia will continue serving on the Board.
Blackwells’ activist campaign had no meaningful effect on the election.
Stockholders also approved an advisory resolution on executive compensation and ratified the appointment of appointment of BDO USA, P.C., a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024.
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including the Company’s plan to pay down its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “could,” “plan,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to raise sufficient capital to pay off our strategic debt; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are made only as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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